UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



    Date of Report (Date of Earliest Event Reported): May 29, 2003



                          HALIFAX CORPORATION
        (Exact name of registrant as specified in its charter)



      Virginia             1-08964               54-0829246
  (State or other       (Commission File      (I.R.S. Employer
  jurisdiction of           Number)         Identification No.)
   incorporation)



           5250 Cherokee Avenue, Alexandria, Virginia 22312
           (Address of principal executive offices/Zip Code)


Registrant's telephone number, including area code:  (703) 750-2202


Former name, former address, and former fiscal year, if changed since last report: N/A
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Item 7.        Financial Statements and Exhibits.

          (c)  Exhibits
               99.3 Press Release Dated May 29, 2003.

Item 9.        Regulation FD Disclosure

          In accordance with the SEC Release No. 33-8216, the following information is being provided as "Item 12. Results of Operations and Financial Condition."

          On May 28, 2003, the registrant issued a press release. A Copy of the press release is attached as Exhibit 99.3 to this report.

                               SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HALIFAX CORPORATION



Date:  May 29, 2003                By:  /s/Joseph Sciacca
                                    Joseph Sciacca
                                    Vice President, Finance & CFO

                             EXHIBIT INDEX




Exhibit No.                   Description

     99.3                Press Release dated May 29, 2003